                                                                  EXHIBIT 4.6(a)

                        LYONDELL PETROCHEMICAL COMPANY

                                      AND

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                                          Trustee

                         FIRST SUPPLEMENTAL INDENTURE

                         Dated as of February 15, 1996

                                    to the

                                   INDENTURE

                         Dated as of January 29, 1996

                               -----------------

                       $150,000,000 6.50% Notes Due 2006
                    $150,000,000 7.55% Debentures Due 2026

    FIRST SUPPLEMENTAL INDENTURE, dated as of February 15, 1996 (the "Supplement"), between LYONDELL PETROCHEMICAL COMPANY, a Delaware corporation (the "Company"), and Texas Commerce Bank National Association, a national banking association (the "Trustee"), as Trustee under an Indenture, dated as of January 29, 1996 (the "Indenture").

                           RECITALS OF THE COMPANY

    The Company has previously executed and delivered to the Trustee the Indenture. Section 2.01 and 11.01 of the Indenture provide, among other things, that the Company, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Indenture for the purpose of authorizing a series of Securities and specifying the terms and form of each series of Securities. The Board of Directors of the Company has duly authorized the creation, issuance, execution and delivery of two series of Securities consisting of the 6.50% Notes Due 2006 (the "Notes") and the 7.55% Debentures Due 2026 (the "Debentures") in the aggregate principal amount of $300,000,000. The Company and the Trustee are executing and delivering this Supplement in order to provide for the Notes and the Debentures (collectively the "Securities").

    All things necessary to make this Supplement a valid and legally binding agreement of the Company have been done.

    SECTION 1. Terms Defined in the Indenture.

    All capitalized terms used in this Supplement that are defined in the Indenture have the meanings assigned to them in the Indenture, except to the extent that such terms are otherwise defined in this Supplement.

    SECTION 2. Certain Defined Terms.

                                                    Defined in
                     Term                            Section
                     ----                            -------

                  Indenture                    Preliminary Statement
                  Notes                        Recitals of the Company
                  Debentures                   Recitals of the Company
                  Securities                   Recitals of the Company
                  Record Date                  8

    SECTION 3. Designation.

    The Securities are hereby created and shall be issuable in two series. The Notes shall be designated as the "6.50% Notes Due 2006" and the Debentures shall be designated as the

"7.55% Debentures Due 2026".

    SECTION 4. Dating of the Securities.

    All Securities shall be dated the date of authentication.

    SECTION 5. Maximum Aggregate Outstanding Amount.

    The maximum aggregate principal amount of the Notes and the Debentures that may be authenticated and delivered under this Supplement is limited to $150,000,000 and $150,000,000, respectively, except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 2.05, 2.06, 2.07 or 11.04 of the Indenture.

    SECTION 6. Stated Maturity.

    The principal amount of the Notes shall be due and payable on February 15, 2006 and the principal amount of the Debentures shall be due and payable on February 15, 2026.

    SECTION 7. Denomination of Securities.


    The Securities shall initially be represented by one or more global securities (the "Global Securities") deposited with the Depository Trust Company ("DTC"), as depositary, and registered in the name of a nominee of DTC. Except as set forth below, the Securities will be available for purchase in denominations of $1,000 and integral multiples therof in book-entry form only. The term "Depository" refers to DTC or any successor depository, as depositary.

    SECTION 8. Payments of Principal and Interest, Record Dates.

    Each Security shall bear interest on its outstanding principal balance from February 21, 1996 at the following interest rates until payment of the principal thereof has been made or duly provided for: the Notes, 6.50%; and the Debentures, 7.55%. Interest on the Securities shall be paid semi-annually on February 15 and August 15, commencing on August 15, 1996. Interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months, from the later of: (1) February 21, 1996 or (2) the most recent Interest Payment Date to which interest has been paid or duly provided for (unless the date of such Note or Debenture is an Interest Payment Date, in which case the date of such Note or Debenture) to the end of the semi-annual interest accrual period. Interest on the Securities shall be payable in lawful money of the United States of America.

    The principal of each Security shall be payable on the date due upon delivery and surrender of such Security to the Trustee at the Place of Payment in lawful money of the United States of America by check or by wire transfer of immediately available funds, all as provided in Section 5.02 of the Indenture.

    The record date ("Record Date") for each Interest Payment Date shall be the close of business on the February 1 and August 1 next preceding each Interest Payment Date, whether or not such date shall be a Business Day.

    Any interest not paid on the Interest Payment Date therefor ("Defaulted Interest") may be paid to the person in whose name each Security is registered at the close of business on a special record date for the payment of such Defaulted Interest, notice of which shall be given by the Company to Holders of Securities not less than fifteen days prior to such special record date, or such interest may be paid in any other lawful manner.

    The Company shall pay any administrative costs imposed by banks in connection with making payments by wire transfer in accordance with the requirements of this Section 8, but any tax, assessment or governmental charge imposed upon or required to be withheld from payments shall be borne by the Holders of the Securities in respect to which payments are made.

    SECTION 9. Form of Securities.

    The Securities shall all be issued in global form. The form of the Notes and the form of the Debentures are attached hereto as Exhibits A-I and A-II, respectively. Each of the Notes shall be numbered consecutively from A-1 upward. Each of the Debentures shall be numbered consecutively from B-1 upward. The Securities shall bear CUSIP numbers, but any failure to indicate or any error in such CUSIP numbers shall not in any way affect the validity of the Securities.

    SECTION 10. Ranking.

    The Securities shall constitute unsecured and unsubordinated indebtedness of the Company and shall rank pari passu with any other unsecured and unsubordinated indebtedness of the Company.

    SECTION 11. Defeasance.

    The Securities shall be subject to defeasance as provided in Article Fourteen of the Indenture. Upon any defeasance of the Notes or the Debentures, the Company shall cease to be under any obligation to comply with any term, provision or condition of this Supplement.

    SECTION 12. GOVERNING LAW.

    THIS SUPPLEMENT AND EACH SECURITY ISSUED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

    SECTION 13. Counterparts.

    This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but both of which shall together constitute but one and the same instrument.

    SECTION 14. Miscellaneous.

    (a) Except as expressly amended and supplemented by this Supplement, the Indenture shall remain unchanged and in full force and effect.

    (b) This Supplement shall be construed as supplemental to the Indenture and shall form a part thereof.

    IN WITNESS WHEREOF, the Company and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           LYONDELL PETROCHEMICAL
                                             COMPANY

                                           By: /s/ Russell S. Young
                                               -------------------------------
                                           Name:  Russell S. Young
                                           Title: Senior Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer






                                           TEXAS COMMERCE BANK NATIONAL
                                             ASSOCIATION

                                           By: /s/ Terry L. Stewart
                                               -------------------------------
                                           Name:  Terry L. Stewart
                                           Title: Assistant Vice President
                                                  and Trust Officer

                                  EXHIBIT A-I

    Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        LYONDELL PETROCHEMICAL COMPANY

                             6.50% NOTE DUE 2006                CUSIP No.

No. A-1                                                         $150,000,000

    LYONDELL PETROCHEMICAL COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $150,000,000 at the office or agency of the Trustee (herein defined) in the Borough of Manhattan, The City of New York, on February 15, 2006, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, and to pay interest thereon from February 21, 1996, or from the most recent February 15 or August 15 next preceding the date of this Note to which interest has been paid or duty provided for (unless the date hereof is the date to which interest on the Notes has been paid, in which case from the date of this Note), semiannually on February 15 and August 15 of each year (each an "Interest Payment Date"), commencing August 15, 1996, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, until the principal hereof is paid or duly provided for. The interest so payable on any Interest Payment Date will be paid, except as provided in the Indenture (herein defined), to the person in whose name this
Note is registered at the close of business on the Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date; provided however, that at the option of the Company payment of interest may be made by check mailed to the address of such person as such address shall appear in the register for the Notes. For purposes of this Note, "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which any banking institutions in that Place of Payment are authorized or obligated by law to close.

    Interest will be computed on the basis of a 360-day year of twelve 30-day months.

    This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

    This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (herein called the "Securities"), of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of January 29, 1996 (herein called the "Indenture"), duly executed and delivered by the Company to Texas Commerce Bank National Association, as trustee (hereinafter called the "Trustee"), to which Indenture, and all indentures supplemental thereto, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided in the Indenture. In the event of any inconsistency between the provisions of this Note and the provisions of the Indenture, and any indentures supplemental thereto, the terms of the Indenture and any indentures supplemental thereto shall control. Each Holder of this Note by accepting the same, agrees to and shall be bound by the provisions of the

Indenture and any indenture supplements thereto.

    This Note is one of a series of Securities of the Company issued pursuant to the First Supplemental Indenture dated as of February 15, 1996 (herein called the "Supplement"), and the Indenture (as used herein the "Indenture" refers to the Indenture as supplemented by the Supplement) designated as the 6.500% Notes Due 2006 (herein called the "Notes") limited in aggregate principal amount to $150,000,000.

    In case an Event of Default with respect to the Notes shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount at Stated Maturity of the Securities at the time outstanding of each series affected by such supplemental indenture or indentures, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture, or of any supplemental indenture or indentures, as such provisions apply to such Securities, or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Security of such series so affected thereby, (i) extend the fixed maturity of any Security or reduce the rate or extend the time of payment of interest thereon or reduce the principal thereof or the time during which premium is payable thereon or change the method of computing the amount of principal thereof or make the principal thereof or any premium or interest thereon payable in any coin or currency other than that provided in the Securities, or (ii) reduce the percentage in principal amount at Stated Maturity of the outstanding Securities, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults under, and their consequences provided for in, the Indenture. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether any notation thereof is made upon this Note or such other Notes.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

    The Notes may not be redeemed prior to maturity. The Notes are unsecured obligations of the Company ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of the Company from time to time outstanding.

    The Notes are issuable in registered form without coupons in denominations of $1,000 and whole multiples of $1,000 in excess of that amount. Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without charge except for any tax or other governmental charge imposed in relation thereto, at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

    Upon due presentment for registration of transfer of this Note at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor, in the manner and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in relation thereto.

    Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any registrar for the Notes may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company, any registrar for the Notes or the Trustee), for the purpose of receiving payment hereof or on account hereof, and for all other purposes (subject to the provisions of the first paragraph hereof), and neither the Company nor the Trustee nor any paying agent nor any registrar for the Notes shall be affected by any notice to the contrary.

    No recourse for the payment of the principal of or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or any indenture supplemental thereto, or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

    Terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, LYONDELL PETROCHEMICAL COMPANY has caused this instrument to be signed, manually or by facsimile, by its duly authorized officers, and its corporate seal to be printed, engraved or otherwise reproduced hereon, by facsimile or otherwise.

                        LYONDELL PETROCHEMICAL COMPANY

By                                          By

----------------------------------          -----------------------------------
Senior Vice President, Chief                     Chairman of the Board and
   Financial Officer and                          Chief Executive Officer
       Treasurer

Dated: February 21, 1996


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  THIS IS ONE OF THE SECURITIES ISSUED UNDER THE WITHIN-MENTIONED INDENTURE.

             TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AS TRUSTEE


                          By
                              ---------------------------
                                  Authorized Officer

Dated: February 21, 1996

                                  EXHIBIT A-II

    Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        LYONDELL PETROCHEMICAL COMPANY

                           7.55% DEBENTURE DUE 2026              CUSIP No.______

No. B-1                                                          $150,000,000

    LYONDELL PETROCHEMICAL COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $150,000,000 at the office or agency of the Trustee (herein defined) in the Borough of Manhattan, The City of New York, on February 15, 2026, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, and to pay interest thereon from February 21, 1996, or from the most recent February 15 or August 15 next preceding the date of this Debenture to which interest has been paid or duly provided for (unless the date hereof is the date to which interest on the Debentures has been paid, in which case from the date of this Debenture), semiannually on February 15 and August 15 of each year (each an "Interest Payment Date"), commencing August 15, 1996, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title hereof, until the principal hereof is paid or duly provided for. The interest so payable on any Interest Payment Date will be paid, except as provided in the Indenture (herein defined), to the person in whose name this Debenture is registered at the close of business on the Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of such person as such address shall appear in the register for the Debentures. For purposes of this Debenture, "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which any banking institutions in that Place of Payment are authorized or obligated by law to close.

    Interest will be computed on the basis of a 360-day year of twelve 30-day months.

    This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

    This Debenture is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (herein called the "Securities"), of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of January 29, 1996 (herein called the "Indenture"), duly executed and delivered by the Company to Texas Commerce Bank National Association, as trustee (hereinafter called the "Trustee"), to which Indenture, and all indentures supplemental thereto, reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as provided in the Indenture. In the event of any inconsistency between the provisions of this Debenture and the provisions of the Indenture, and any indentures supplemental thereto, the terms of the Indenture and any indentures supplemental thereto shall control. Each Holder of this Debenture by accepting the same, agrees to and shall be bound by the provisions of the Indenture and any indenture supplements thereto.

    This Debenture is one of a series of securities of the Company issued pursuant to the First Supplemental Indenture dated as of February 15, 1996 (herein called the "Supplement), and the Indenture (as used herein the "Indenture" refers to the Indenture as supplemented by the Supplement) designated as the 7.55% Debentures Due 2026 (herein called the "Debentures") limited in aggregate principal amount to $150,000,000.

    In case an Event of Default with respect to the Debentures shall occur and be continuing, the principal hereof may be declared, and upon such decimation shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount at Stated Maturity of the Securities at the time outstanding of each series affected by such supplemental indenture or indentures, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture, or of any supplemental indenture or indentures, as such provisions apply to such Securities, or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Security of such series so affected thereby, (i) extend the fixed maturity of any Security or reduce the rate or extend the time of payment of interest thereon or reduce the principal thereof or the time during which premium is payable thereon or change the method of computing the amount of principal thereof or make the principal thereof or any premium or interest thereon payable in any coin or currency other than that provided in the Securities, or (ii) reduce the percentage in principal amount at Stated Maturity of the outstanding Securities, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults under, and their consequences provided for in, the Indenture. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor, irrespective of whether any notation thereof is made upon this Debenture or such other Debentures.

    No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

    The Debentures may not be redeemed prior to maturity. The Debentures are unsecured obligations of the Company ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of the Company from time to time outstanding.

    The Debentures are issuable in registered form without coupons in denominations of $1,000 and whole multiples of $1,000 in excess of that amount. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations, without charge except for any tax or other governmental charge imposed in relation thereto, at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

    Upon due presentment for registration of transfer of this Debenture at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount at Stated Maturity will be issued to the transferee in exchange therefor, in the manner and subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in relation thereto.

    Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee, any paying agent and any registrar for the Debentures may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon by anyone other than the Company, any registrar for the Debentures or the Trustee), for the purpose of receiving payment hereof or on account hereof, and for all other purposes (subject to the provisions of the first paragraph hereof), and neither the Company nor the Trustee nor any paying agent nor any registrar for the Debentures shall be affected by any notice to the contrary.

    No recourse for the payment of the principal of or premium, if any, or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or any indenture supplemental thereto, or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof, expressly waived and released.

    Terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, LYONDELL PETROCHEMICAL COMPANY has caused this instrument to be signed, manually or by facsimile, by its duly authorized officers, and its corporate seal to be printed, engraved or otherwise reproduced hereon, by facsimile or otherwise.

                        LYONDELL PETROCHEMICAL COMPANY

By                                         By

---------------------------------          -----------------------------------
  Senior Vice President, Chief                  Chairman of the Board and
    Financial Officer and                        Chief Executive Officer
         Treasurer


Dated: February 21, 1996


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  THIS IS ONE OF THE SECURITIES ISSUED UNDER THE WITHIN-MENTIONED INDENTURE.

             TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AS TRUSTEE


                           BY
                               --------------------------
                                  Authorized Officer

Dated: February 21, 1996